Exhibit 99.2
FINANCIAL STATEMENTS
SEPTEMBER 30, 2008 AND 2007
WANZEK CONSTRUCTION, INC.

WANZEK CONSTRUCTION, INC.

WANZEK CONSTRUCTION, INC.
BALANCE SHEETS
SEPTEMBER 30, 2008 AND 2007

	2008	2007
ASSETS

CURRENT ASSETS
Cash and cash equivalents	$5,423,492	$5,171,822
Marketable Securities	156,884	114,206
Receivables
Current billings, less allowance for doubtful accounts of $80,000 in 2008 and $60,000 in 2007	66,868,127	19,375,965
Retainage	11,381,837	2,933,986
Other	5,761	3,027
Notes receivable from stockholders	91,614	339,979
Costs and estimated earnings in excess of billings on uncompleted contracts	10,939,073	8,774,377
Inventories	98,368	96,571
Prepaid expenses	6,519	44,825
Deferred income taxes	464,000	304,000

Total current assets	95,435,675	37,158,758

OTHER ASSETS
Cash surrender value of life insurance	330,452	440,521
Deposits	858,600	490,898
Other	1,116	12,884

	1,190,168	944,303

PROPERTY AND EQUIPMENT	45,288,319	28,523,045
Less accumulated depreciation	16,284,665	13,515,482

	29,003,654	15,007,563

	$125,629,497	$53,110,624

See Notes to Financial Statements	(continued on next page)

	2008	2007
LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES
Current maturities of long-term debt	$3,239,192	$1,506,100
Accounts payable
Current	37,680,381	17,636,527
Retainage	6,797,569	2,034,863
Billings in excess of costs and estimated earnings on uncompleted contracts	9,252,034	4,831,263
Accrued expenses
Taxes, other than income taxes	1,248,539	725,514
Other accrued liabilities, primarily salaries, vacation and accrued workers compensation	7,843,149	3,412,276
Income taxes payable	5,748,172	2,369,655

Total current liabilities	71,809,036	32,516,198

LONG-TERM DEBT, LESS CURRENT MATURITIES	11,872,945	5,444,697

DEFERRED COMPENSATION	343,800	191,300

DEFERRED INCOME TAXES	4,355,000	2,169,000

CONTINGENCIES (NOTE 14)

STOCKHOLDERS’ EQUITY
Common stock	8,370	8,370
Additional paid-in capital	102,630	102,630
Retained earnings	38,327,216	12,678,429

	38,438,216	12,789,429
Less: Treasury stock	(1,189,500)	—

	37,248,716	12,789,429

	$125,629,497	$53,110,624

WANZEK CONSTRUCTION, INC.
STATEMENTS OF OPERATIONS
NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	2008	2007
OPERATIONS

EARNED REVENUES	$295,690,740	$101,001,209

COSTS OF EARNED REVENUES	254,204,274	89,097,226

GROSS PROFIT	41,486,466	11,903,983

OPERATING EXPENSES	9,462,797	5,403,178

INCOME FROM OPERATIONS	32,023,669	6,500,805

OTHER INCOME (EXPENSE)
Interest income	232,307	74,738
Discounts earned	22,428	3,891
Other income	142,062	30,613
Interest expense	(440,452)	(286,948)
Investment loss	(25,826)	(4,250)
Gain on life insurance proceeds	315,854	—
Gain on sale of equipment	583,758	271,693

	830,131	89,737

INCOME BEFORE INCOME TAXES	32,853,800	6,590,542

INCOME TAX PROVISION	(13,552,200)	(3,031,600)

NET INCOME	$19,301,600	$3,558,942

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.
STATEMENTS OF STOCKHOLDERS’ EQUITY
NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	Common	Additional	Retained	Treasury
	Stock	Paid-in Capital	Earnings	Stock	Total
BALANCE, DECEMBER 31, 2006	$8,370	$102,630	$9,119,487	$—	$9,230,487

Net income	—	—	3,558,942	—	3,558,942

BALANCE, SEPTEMBER 30, 2007	8,370	102,630	12,678,429	—	12,789,429

Net income	—	—	6,347,187	—	6,347,187

BALANCE, DECEMBER 31, 2007	8,370	102,630	19,025,616	—	19,136,616

Purchase of treasury stock	—	—	—	(1,189,500)	(1,189,500)

Net income	—	—	19,301,600	—	19,301,600

BALANCE, SEPTEMBER 30, 2008	$8,370	$102,630	$38,327,216	$(1,189,500)	$37,248,716

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.
STATEMENTS OF CASH FLOWS
NINE MONTHS ENDED SEPTEMBER 30, 2008 AND 2007

	2008	2007
OPERATING ACTIVITIES
Net income	$19,301,600	$3,558,942
Charges and credits to net income not affecting cash
Depreciation	3,428,088	1,818,655
Deferred income taxes	1,794,000	158,000
Gain on sale of equipment	(583,758)	(271,693)
Gain on life insurance proceeds	(315,854)	—
Deferred compensation	112,500	55,000
Changes in assets and liabilities
Receivables	(36,745,559)	(12,503,576)
Costs and estimated earnings in excess of billings on uncompleted contracts	(6,864,704)	(6,970,166)
Inventories	(38,236)	(30,571)
Prepaid expenses	59,437	5,900
Accounts payable	21,777,762	15,150,105
Billings in excess of costs and estimated earnings on uncompleted contracts	(770,836)	3,733,471
Accrued taxes, other than income taxes	525,599	495,093
Other accrued liabilities	3,727,783	1,464,831
Income taxes payable	1,742,092	1,836,388

NET CASH FROM OPERATING ACTIVITIES	7,149,914	8,500,379

INVESTING ACTIVITIES
Property and equipment purchases	(12,565,006)	(2,768,900)
Proceeds from sale of equipment	180,439	169,056
Proceeds from life insurance	445,629	—
Decrease in cash value of life insurance	34,240	—
Deposits paid	(281,272)	(490,898)
Purchase of marketable securities	(37,358)	(114,206)
Collections on note receivable	2,008,993	465,085
Advances on note receivable	(2,089,892)	(785,129)
Other	410	(497)

NET CASH USED FOR INVESTING ACTIVITIES	(12,303,817)	(3,525,489)

FINANCING ACTIVITIES
Proceeds from long-term debt borrowings	6,985,959	—
Principal payments on long-term debt	(6,820,234)	(4,753,318)
Purchase of treasury stock	(1,189,500)	—

NET CASH USED FOR FINANCING ACTIVITIES	(1,023,775)	(4,753,318)

NET CHANGE IN CASH	(6,177,678)	221,572

CASH AND EQUIVALENTS AT BEGINNING OF PERIOD	11,601,170	4,950,250

CASH AND EQUIVALENTS AT END OF PERIOD	$5,423,492	$5,171,822

(continued on next page)

STATEMENT OF CASH FLOWS — Page 2

	2008	2007
SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Cash paid during the period for
Interest	$383,549	$286,948
Income taxes	10,039,205	1,037,213

SUPPLEMENTAL DISCLOSURES OF NONCASH INVESTING AND FINANCING ACTIVITIES
Acquisition of equipment through the issuance of notes payable and trades	$3,577,796	$3,246,390

See Notes to Financial Statements

WANZEK CONSTRUCTION, INC.
NOTES TO FINANCIAL STATEMENTS
SEPTEMBER 30, 2008 AND 2007
NOTE 1 — PRINCIPAL ACTIVITY AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Business Activity
The Company performs construction services primarily in the biofuels industry (ethanol and biodiesel plants), wind energy, heavy/civil, industrial process, and the power industry, along with construction of bridges, water and sewage treatment facilities, and commercial buildings. The company’s main office is located in Fargo, North Dakota with satellite offices located in Williston and Minot, North Dakota.
Cash and cash equivalents
The Company considers all highly liquid investments purchased with a maturity of three months or less to be cash equivalents.
Receivable and Credit Policy
The Company performs credit evaluations of its customers and subcontractors and may require surety bonds. Generally, liens are filed on construction contracts. At periods ending September 30, 2008 and 2007, receivables are due from customers in the United States and are not concentrated in a particular industry. Receivables generally are due when billed and the retainages are due at the completion of the construction contract. Receivables are written off when determined to be uncollectible. The allowance for doubtful accounts is estimated based on the Company’s historical losses, existing economic conditions in the construction industry, and the financial stability of its customers.
Risk and Concentrations
The Company’s cash balances are maintained in secured bank deposit accounts at one financial institution. Periodically, cash balances are in excess of federally insured limits.
Revenue and Cost Recognition
Revenues from fixed-price, modified fixed-price and unit-price construction contracts are recognized on the percentage-of-completion method, measured by the percentage of contract costs incurred to date to estimated total contract costs for each contract. This method is used because management considers expended contract costs to be the best available measure of progress on these contracts. Under this method, profit is recorded when progress on a contract reaches a point where reasonable estimates of the contract’s final results can be made. Because of the inherent uncertainties in estimating costs, it is at least reasonably possible that the estimates used will change within the near term. Revenues from cost-plus-fee contracts are recognized on the basis of costs incurred during the period plus the fee earned measured by the cost-to-cost method, or ratably over the term of the project, depending upon the terms of the individual contract. Revenues from time and materials contracts are recognized on the basis of costs incurred during the period plus the fee earned.
Contract costs include all direct materials, labor, and subcontractor costs and those indirect costs related to contract performance, such as indirect labor, depreciation, supplies, tools, repairs and fringe benefits. Selling, general and administrative costs are charged to expense as incurred. Provisions for estimated losses on uncompleted contracts are made in the period in which such losses are determined. Changes in job performance, job conditions and estimated profitability, including those arising from contract penalty provisions and final contract settlements, may result in revisions to costs and income and are recognized in the period in which the revisions are determined.
(continued on next page)

NOTES TO FINANCIAL STATEMENTS
The asset, “costs and estimated earnings in excess of billings on uncompleted contracts,” represents revenues recognized in excess of amounts billed. The liability, “billings in excess of costs and estimated earnings on uncompleted contracts,” represents billings in excess of revenues recognized.
Inventories
Consists of construction materials and supplies are valued at the lower of cost, using the first-in, first-out (FIFO) method, or market.
Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Property and Equipment
Property and equipment are stated at cost. Expenditures for renewals and improvements that significantly add to the productive capacity or extend the useful life of an asset are capitalized. Expenditures for maintenance and repairs are charged to expense currently. When depreciable properties are retired or sold, the cost and related accumulated depreciation are eliminated from the accounts and the resultant gain or loss is reflected in income.
Depreciation is provided for over the estimated useful lives of the individual assets using accelerated and straight-line methods. The estimated useful lives used in the computation of depreciation are as follows:

Buildings	30-39 years
Leasehold improvements	8-20 years
Machinery and equipment	5-10 years
Aircraft	10 years
Automotive equipment	3-6 years
Office furniture and equipment	5-8 years
Shop equipment	5-7 years
Income Taxes
The provision for income taxes includes federal and state taxes payable. Deferred taxes relate primarily to differences between the basis of property and equipment, vacation reserve, allowance for doubtful accounts, other accrued liabilities, and deferred compensation. For financial reporting purposes, the Company uses straight-line and accelerated methods of depreciation with lives of 5 to 39 years, while, for income tax purposes, the company uses required statutory guidelines. The deferred tax assets and liabilities represent the future tax return consequences of those differences, which will either be taxable or deductible when the assets and liabilities are recovered or settled.
Sales Taxes
The Company has customers in states and municipalities in which those governmental units impose a sales tax on certain sales. The Company collects those sales taxes from its customers and remits the entire amount to the various governmental units. The Company’s accounting policy is to exclude the tax collected and remitted from revenue and cost of revenue.
(continued on next page)

NOTES TO FINANCIAL STATEMENTS
Recently Issued Accounting Pronouncements
In September 2006, the Financial Accounting Standards Board (“FASB”) issued Statement of Accounting Standards (“SFAS”) No. 157, Fair Value Measurements. This standard defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. This standard applies under other accounting pronouncements that require or permit fair value measurements, but does not require any new fair value measurements. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, which is the year beginning January 1, 2008 for the Company. The Company adopted SFAS No. 157 effective January 1, 2008. The adoption of SFAS No. 157 for financial assets and liabilities held by the Company did not have a material effect on the Company’s financial statements or notes thereto.
In February 2008, the FASB issued FSP FAS 157-2, Effective Date of FASB Statement No. 157 (FSP FAS 157-2), which permits a one year deferral of the application of SFAS No. 157 for all non-financial assets and non-financial liabilities, except those that are recognized or disclosed at fair value in the financial statements on a recurring basis (at least annually). The Company will adopt SFAS No. 157 for non-financial assets and non-financial liabilities on January 1, 2009 and does not expect the provisions to have a material effect on its results of operations, financial position or cash flows.
In October 2008, the FASB issued FSP FAS 157-3, Determining the Fair Value of a Financial Asset When the Market for That Asset Is Not Active, which clarifies the application of SFAS No. 157 for all non-financial assets and non-financial liabilities that are in a market which is not active. The Company will adopt SFAS No. 157 for non-financial assets and non-financial liabilities on January 1, 2009 and does not expect the provisions to have a material effect on its results of operations, financial position or cash flows.
In February 2007, the FASB issued SFAS No. 159, The Fair Value Option for Financial Assets and Financial Liabilities(“SFAS 159”). SFAS 159 provides companies with an option to report selected financial assets and liabilities at fair value and establishes presentation and disclosure requirements designed to facilitate comparisons between companies that choose different measurement attributes for similar types of assets and liabilities. SFAS No. 159 is effective for fiscal years beginning after November 15, 2007. The Company has elected not to apply the fair value option to the specified financial assets and liabilities, and accordingly, the adoption of SFAS No. 159 had no financial statement impact.
NOTE 2 — UNCOMPLETED CONTRACTS

	2008	2007
Costs incurred on uncompleted contracts	$383,126,150	$118,607,613
Estimated earnings	52,963,439	12,240,844

	436,089,589	130,848,457
Less billings to date	434,402,550	126,905,343

	$1,687,039	$3,943,114

Included in the accompanying balance sheets under the following captions:

Costs and estimated earnings in excess of billings on uncompleted contracts	$10,939,073	$8,774,377
Billings in excess of costs and estimated earnings on uncompleted contracts	(9,252,034)	(4,831,263)

	$1,687,039	$3,943,114

(continued on next page)

NOTES TO FINANCIAL STATEMENTS
NOTE 3 — PROPERTY AND EQUIPMENT
Details relative to the company’s property and equipment are as follows:

	2008			2007
		Accumulated	Net Book	Net Book
Description	Cost	Depreciation	Value	Value
Land	$283,450	$—	$283,450	$65,922
Land improvements	242,816	26,486	216,330	57,308
Buildings	2,628,887	380,687	2,248,200	1,035,181
Leasehold improvements	152,435	53,878	98,557	80,675
Automotive equipment	6,634,105	2,469,480	4,164,625	2,238,062
Machinery and equipment	32,330,116	12,461,242	19,868,874	10,995,759
Office furniture and equipment	1,560,017	703,789	856,228	447,065
Aircraft	1,258,750	69,931	1,188,819	—
Shop equipment	197,743	119,172	78,571	87,591

	$45,288,319	$16,284,665	$29,003,654	$15,007,563

Depreciation expense equaled $3,428,088 and $1,818,655 for the nine months ended September 30, 2008 and 2007, respectively.
NOTE 4 — LIFE INSURANCE POLICIES
The Company has received a collateral assignment on a joint survivor life insurance policy insuring the lives of Leo and Janet Wanzek, the owner and beneficiary of which is Jon Wanzek. Details relative to the life insurance policies are as follows:

		Cash Surrender Value
	Policy
Insured	Amount	2008	2007
Leo and Janet Wanzek	$3,100,000	$327,046	$308,068
Jon Wanzek	300,000	3,406	2,793
Leo Wanzek	400,000	—	129,660

	$3,800,000	$330,452	$440,521

The life insurance policies insuring Leo Wanzek were realized during the period ended September 30, 2008.
(continued on next page)

NOTES TO FINANCIAL STATEMENTS
NOTE 5 — LONG – TERM DEBT
Long-term debt consists of:

	2008	2007
4.68% variable rate equipment note payable to Starion Financial, due in variable monthly installments, including interest, to August 26, 2013, secured by equipment	$4,039,718	$—
5.28% variable rate equipment note payable to Starion Financial, due in monthly installments of $54,964, including interest, to May 15, 2013, secured by equipment	2,718,353	—
5.66% variable rate equipment note payable to CIT Group, due in variable monthly installments, including interest, to August 30, 2013, secured by aircraft	1,127,755	—
6.068% note payable to National City Commercial Capital Company due in monthly installments of $15,949, including interest, to September 3, 2014, secured by equipment	948,121	1,078,678
6.87% note payable to Wells Fargo Equipment Finance, due in monthly installments of $11,179, including interest, to April 15, 2014, secured by equipment	620,598	708,789
6.75% mortgage payable to State Bank & Trust, due in monthly installments of $6,397, including interest, to October 15, 2010, secured by building	628,509	661,673
6.67% note payable to Wells Fargo Equipment Finance, due in monthly installments of $13,138, including interest, to January 31, 2012, secured by equipment	470,045	591,905
6.15% note payable to Wells Fargo Equipment Finance, due in monthly installments of $10,218, including interest, to August 31, 2012, secured by equipment	425,803	519,090
7.02% note payable to Wells Fargo Equipment Finance, due in monthly installments of $8,683, including interest, to September 30, 2012, secured by equipment	362,473	438,312
0.00% note payable to Komatsu Financial, due in monthly installments of $11,426, including interest, to January 16, 2011, secured by equipment	319,918	—
6.30% note payable to Wells Fargo Bank, due in monthly installments of $12,900 including interest, to November 30, 2010, secured by equipment	317,994	458,359
(continued on next page)

NOTES TO FINANCIAL STATEMENTS

	2008	2007
4.40% note payable to Caterpillar Financial Services, due in monthly installments of $5,319, including interest, to April 28, 2013, secured by equipment	268,811	—
1.07% note payable to Caterpillar Financial Services, due in monthly installments of $5,600, including interest, to March 10, 2013, secured by equipment	204,099	—
4.99% note payable to John Deere Credit Services, due in monthly installments of $3,529, including interest, to March 20, 2013, secured by equipment	173,408	—
5.69% note payable to General Electric Capital, due in monthly installments of $6,485, including interest, to August 1, 2012, secured by equipment	144,057	211,586
0.00% note payable to Komatsu Financial, due in monthly installments of $5,230, including interest, to October 10, 2012, secured by equipment	130,747	—
5.25% note payable to Komatsu Financial, due in monthly installments of $3,214, including interest, to May 20, 2012, secured by equipment	128,367	—
6.79% note payable to Wells Fargo Bank, due in monthly installments of $4,150, including interest, to February 28, 2011, secured by equipment	110,330	150,974
5.95% note payable to Wells Fargo Bank, due in monthly installments of $5,670, including interest, to February 25, 2010, secured by equipment	92,110	142,093
0.00% note payable to Komatsu Financial, due in monthly installments of $5,553, including interest, to January 1, 2010, secured by equipment	83,290	149,923
5.90% note payable to John Deere Credit Services, due in monthly installments of $3,001, including interest, to February 1, 2011, secured by equipment	78,323	108,734
4.90% notes payable to General Motors Acceptance Corp. due in monthly installments totaling $2,047, including interest, to April 18, 2012, secured by equipment	80,082	100,220
(continued on next page)

NOTES TO FINANCIAL STATEMENTS

	2008	2007
5.90% note payable to CitiCapital Commercial Corp, due in monthly installments of $1,989, including interest, to February 15, 2012, secured by equipment	73,703	92,616
0.00% note payable to John Deere Credit Services, due in monthly installments of $5,505, including interest, to January 10, 2009, secured by equipment	22,023	88,091
4.75% note payable to John Deere Credit Services, due in monthly installments of $3,925, including interest, to May 10, 2009, secured by equipment	30,851	75,336
5.90% note payable to CitiCapital Commercial Corp, due in monthly installments of $1,213, including interest, to February 15, 2012, secured by equipment	44,959	56,496
0.00% note payable to Komatsu Financial, due in monthly installments of $852, including interest, to December 28, 2011, secured by equipment	33,235	—
3.75% note payable to Komatsu Financial, due in monthly installments of $4,195, including interest, to September 1, 2008, secured by equipment	—	45,289
2.90% note payable to Gehl Finance, due in monthly installments of $1,666, including interest, to December 27, 2009, secured by equipment	24,517	43,501
0.00% note payable to Komatsu Financial, due in monthly installments of $1,458, including interest, to October 3, 2008, secured by equipment	—	17,500
Various notes payable to State Bank & Trust, with interest rates ranging from 3.85% to 7.75%, due in monthly installments totaling $23,101, including interest, with various maturity dates to October 24, 2012, secured by vehicles	489,055	709,397
Various notes payable to Ford Motor Credit, with interest rates ranging from 0.00% to 8.99%, due in monthly installments totaling $11,805, including interest, with various maturity dates to December 25, 2012, secured by vehicles	920,883	450,136

Notes paid in full in 2008	—	52,099

	15,112,137	6,950,797
Less current maturities	(3,239,192)	(1,506,100)

	$11,872,945	$5,444,697

(continued on next page)

NOTES TO FINANCIAL STATEMENTS
The Company has an available operating line of credit of $10,000,000, and a discretionary line of credit of $10,000,000 with State Bank and Trust of Fargo, ND. Both the operating line of credit and discretionary line of credit are due June 30, 2009 and had no outstanding balances as of September 30, 2008 and 2007. The Company has various financial covenants relating to the lines of credit and State Bank notes. As of September 30, 2008, the company was in compliance with the covenants.
Long-term debt maturities are as follows:

Periods Ending September 30	Amount
2009	$3,239,192
2010	3,180,771
2011	3,332,238
2012	2,519,586
2013	2,589,813
Thereafter	250,537

$15,112,137

NOTE 6 — TREASURY STOCK
During 2008 the Company purchased 1,950 shares of Class B Series Non-voting common stock from a shareholder. The stock was recorded at cost as treasury stock and is shown separately as a deduction from stockholders’ equity. The total amount of treasury stock purchased was $1,189,500.
NOTE 7 — STOCKHOLDERS
The Company’s common stock consists of the following: Class A Series Voting common stock, $1 par value, 25,000 shares authorized, 4,185 shares issued and outstanding as of September 30, 2008 and 2007, respectively; Class B Series Non-voting common stock, $.10 par value, 250,000 shares authorized, 41,850 shares issued in 2008 and 2007, of which 1,950 and 0 were held in treasury at September 30, 2008 and 2007, respectively.

(continued on next page)

NOTES TO FINANCIAL STATEMENTS
The Company’s stockholders and their respective ownership percentages as of September 30, 2008 are as follows:

Percent of
Ownership of
Stockholder	Outstanding Shares
Leo Wanzek Q-Tip Trust	42%
Janet Wanzek	3%
Wanzek Construction Irrevocable Trust	24%
Jon Wanzek	26%
Jon Wanzek Annuity Trust	5%

100%

The stock is subject to a stockholders’ agreement that generally provides that should any stockholder desire to sell his stock, it must first be offered to the other stockholder at a predetermined purchase price or at a price offered by an outside party. In addition, upon the death of a stockholder, the surviving stockholders shall purchase all of the then outstanding shares held by or for the deceased stockholder at a predetermined purchase price. This agreement is partially funded though a split dollar life insurance arrangement with Jon Wanzek insuring the lives of Leo and Janet Wanzek.
NOTE 8 — FAIR VALUE OF FINANCIAL INSTRUMENTS
The fair value of a financial instrument is generally defined as the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. Quoted market prices are generally not available for the Company’s financial instruments. Accordingly, fair values are based on judgments regarding anticipated cash flows, future expected loss experience, current economic conditions, risk characteristics of various financial instruments and other factors. These estimates involve uncertainties and matters of judgment, and therefore, cannot be determined with precision. Changes in assumptions could significantly affect the estimates.
The following methods and assumptions were used by the Company to estimate fair value of the financial instruments, and the estimated fair values of the Company’s financial instruments as of September 30, 2008 and 2007.
The carrying amount of cash, receivables, payables, short-term debt and other current liabilities approximates fair value because of the short maturity and/or frequent repricing of those instruments. Additionally, based upon current borrowing rates with similar maturities, the fair value of the long-term debt approximates the carrying value as of September 30, 2008 and September 30, 2007.

(continued on next page)

NOTES TO FINANCIAL STATEMENTS
NOTE 9 — INCOME TAXES
The components giving rise to the net deferred tax liabilities have been included in the accompanying balance sheets as of September 30, 2008 and 2007 as follows:

	2008	2007
Deferred tax assets
Accrued vacation	$379,000	$240,000
Deferred compensation	138,000	76,000
Allowance for doubtful accounts	32,000	24,000
Other accrued liabilities	52,000	40,000

	601,000	380,000

Deferred tax liability
Property and equipment	(4,492,000)	(2,245,000)

Noncurrent liability	$(3,891,000)	$(1,865,000)

These amounts have been presented in the Company’s financial statements as follows:

	2008	2007
Current deferred tax asset	$464,000	$304,000
Long-term deferred tax liability	(4,355,000)	(2,169,000)

Net deferred tax liability	$(3,891,000)	$(1,865,000)

The components of the provision for income taxes are as follows:

	2008	2007
Currently payable	$11,758,200	$2,873,600
Deferred tax	1,794,000	158,000

Income taxes	$13,552,200	$3,031,600

The income tax provision differs from the amount of income tax determined by applying the U.S. federal income tax rate of 34 percent to pretax income for periods ending September 30, 2008 and 2007, due to non deductible expenses and other adjustments to taxable income as well as the varying state income tax rates, depending on the states the company is required to file in for the periods.

(continued on next page)

NOTES TO FINANCIAL STATEMENTS
NOTE 10 — OPERATING LEASES
The Company leases equipment under long-term lease agreements. Minimum lease payments for operating leases in future periods are as follows:

Periods Ending September 30	Amount
2009	$2,032,077
2010	1,969,016
2011	1,969,016
2012	1,690,934
2013	1,439,829

$9,100,872

Rent expense for the nine months ended September 30, 2008 and 2007, including month to month leases, totaled $19,603,655 and $6,314,763, respectively.
NOTE 11 — RELATED PARTY TRANSACTIONS
The company leases land and buildings from Wanzek Family Limited Partnership I, LLLP on a month-to-month basis. Rent expense totaled $144,000 and $112,500 for the nine months ended September 30, 2008 and 2007, respectively. The company also leased land and building from Wanzek, Inc. on a month-to-month basis. Rent expense totaled $17,100 for the nine months ended September 30, 2008 and 2007. The company also leases land and buildings from Janet Wanzek, company stockholder, on a month-to-month basis. Rent expense to Mrs. Wanzek totaled $9,018 for nine months ended September 30, 2008 and 2007. During 2008 the company purchased approximately 91 acres of land from Mrs. Wanzek. The purchase price of the land was $273,450 and is included in property and equipment at cost. The company also had a note receivable from Janet Wanzek, balance due of $0 and $9,218 as of September 30, 2008 and 2007, respectively. This is a demand note with a variable interest rate (currently 2.80%) and is expected to be paid off within the next year. The company also has a note receivable from Jon Wanzek, balance due of $94,675 and $330,760 as of September 30, 2008 and 2007, respectively. This is a demand note with a variable interest rate (currently 2.80%). The company also has a note payable to Janet Wanzek, balance due of $3,061 and $0 as of September 30, 2008 and 2007, respectively. This is a demand note with a variable interest rate (currently 2.80%) and is expected to be paid off within the next year.

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NOTES TO FINANCIAL STATEMENTS
NOTE 12 — MAJOR CUSTOMERS
The Company derived 10 percent or more of its revenues from the following major customers:

	2008	2007
Customer A	$50,491,874	$723,554
Customer B	50,313,674	8,383,972
Customer C	30,520,829	—
Customer D	5,519,176	15,396,133
Customer E	26,059,137	10,232,961

	$162,904,690	$34,736,620

The company also had outstanding contracts and retainage receivables of $11,566,146 and $0 for Customer A, $7,732,384 and $2,731,506 for Customer B, $11,453,696 and $0 for Customer C, $2,547,577 and $3,372,206 for Customer D, and $ 18,591,039 and $4,149,452 for Customer E as of September 30, 2008 and 2007, respectively.
NOTE 13 — EMPLOYEE BENEFIT PLANS
401(k) Plan
The Company has a 401(k) employee benefit plan that covers employees who have reached 21 years of age, who have completed six months of service and have received credit for 500 hours of service during a plan year. The Company is not required to make any contributions to the plan, however, qualified non-elective contributions or discretionary contributions may be made at the company’s discretion. The Company contributions to the plan were $0 for the periods ended September 30, 2008 and 2007.
Construction Employees Pension Plan
The Company participates in the Construction Employees Pension Plan, a multi-employer defined contribution pension plan which covers qualified hourly employees. Terms of the plan call for contributions based on the employee’s job classification.
Contributions to this plan are included in costs of contract revenues earned in the accompanying statements of operations. Contributions totaled $271,563 and $150,043 for the periods ended September 30, 2008 and 2007, respectively.
Deferred Compensation Plan
The Company has adopted a nonqualified unfunded deferred compensation plan for certain key employees. The Company’s contributions to the plan are discretionary. Deferred compensation expense totaled $112,500 and $55,000 for the nine months ended September 30, 2008 and 2007.

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NOTES TO FINANCIAL STATEMENTS
NOTE 14 — CONTINGENCIES
The Company is subject to various other lawsuits and claims that arise in the ordinary course of business. Management believes the disposition of all such proceedings, individually or in the aggregate, relating to other lawsuits and claims should not have a material adverse effect on the company’s financial condition.
NOTE 15 — BACKLOG
The following schedule shows a reconciliation of backlog representing the amount of revenue, excluding fees from management contracts, the Company expects to realize from work to be performed on uncompleted contracts in progress at September 30, 2008 and contractual agreements on which work has not yet begun.

Balance, December 31, 2007	$68,453,537
New contracts and change orders, 2008	385,165,115

453,618,652
Less contract revenue earned, 2008	295,690,740

Balance September 30, 2008	$157,927,912

The Company also has ongoing cost plus and time and material work estimated at $11,750,000 and has entered into additional contracts subsequent to the period ended September 30, 2008 totaling $65,000,000.
NOTE 16 — COMMITMENTS
Commitments
The Company has commitments for additions to property and equipment of approximately $15,368,000.
NOTE 17 — SUBSEQUENT EVENTS
Subsequent to September 30, 2008, the stockholders’ signed an agreement with a third party for the sale of 100 percent of the outstanding shares of the Company. The third party has 90 days from the date of the agreement to close the transaction.